Date: 30 August 2011

Broadway Industrial Holdings Limited

Sun Line Industrial Limited

Unit 2101, 21st Floor

Aitken Vanson Centre

61 Hoi Yuen Road

Kwun Tong, Kowloon

Attention: Mr Ning H L

Dear Sirs,

Confirmation on Pricing Adjustment of Banking Facilities

With reference to the recent conversation between your Mr Ning H L and our Relationship Manager, Mr. XXXXXXXX, on the pricing adjustments of your existing facilities on 18 August 2011, this letter is to confirm your agreement to the below revised pricing schedule which will take effect from 6 September 2011:

Type of facility	Revised interest rate

Trust Receipt (“T/R”)	(i) 2% per annum over HIBOR for HKD bills
(ii) 2% per annum over LIBOR for USD bills
(iii) 2% per annum over Bank's Cost of Funds for other currency bills

Account Payable Financing	(i) 2% per annum over HIBOR for HKD bills
(ii) 2% per annum over LIBOR for USD bills
(iii) 2% per annum over Bank's Cost of Funds for other currency bills

Account Receivable Financing	(i) 2% per annum over HIBOR for HKD bills
(ii) 2% per annum over LIBOR for USD bills
(iii) 2% per annum over Bank's Cost of Funds for other currency bills

Packing Loan	(i) 2% per annum over HIBOR for HKD bills
(ii) 2% per annum over LIBOR for USD bills
(iii) 2% per annum over Bank's Cost of Funds for other currency bills

Should you have any queries in relation to the above, please feel free to contact our Relationship Manager at XXXXXXXX

Thank you once again for your understanding and kind attention. We look forward to continue serving you.

Yours faithfully,

DBS Bank (Hong Kong) Limited

This is a computer printout, no signature is required.

Date: 29 November 2010

Our ref: XXXXXXXXXXXXXXXXXXXXXX

Broadway Industrial Holdings Limited

Sun Line Industrial Limited

Sun Ngai Spraying & Silk Print Company Limited

Unit 2101, 21st Floor

Aitken Vanson Centre

61 Hoi Yuen Road

Kwun Tong, Kowloon

Dear Sirs,

Banking Facilities:	Broadway Industrial Holdings Limited,
Sun Line Industrial Limited and
Sun Ngai Spraying & Silk Print Company Limited ("Borrower")

We, DBS Bank (Hong Kong) Limited ("Bank"), refer to our letter dated 25 August 2009 together with the "Terms and Conditions Governing Banking Facilities and Services" attached therein setting out the facilities made available to you (collectively called "the Existing Facility Letter").

We are pleased to confirm that all the terms and conditions under the Existing Facility Letter shall remain unchanged except the following variation until further notice:

PRICING AND CONDITIONS:

Only the pricing and conditions which are subject to revision are listed below, other terms and conditions corresponding to the respective Facilities mentioned under the above heading of the Existing Facility Letter remain unchanged:-

Overdraft	Interest: 0.5% per annum over Prime Rate, on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank.

Revolving Term Loan	Interest: HIBOR plus 1.7% per annum (as calculated by the Bank), on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank, payable at the maturity of each advance.

Trust Receipt (“T/R”)	Interest: (i) 1.7% per annum over HIBOR for HKD bills or (ii) 1.7% per annum over LIBOR for USD bills or (iii) 1.7% per annum over Bank’s Cost of Funds for other currency bills, on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank.

Account Payable Financing	Interest: (i) 1.7% per annum over HIBOR for HKD bills or (ii) 1.7% per annum over LIBOR for USD bills or (iii) 1.7% per annum over Bank’s Cost of Funds for other currency bills, on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank.

Broadway Industrial Holdings Limited	Our Ref: XXXXXXXXXXXXXXXXXXXXXX
Sun Line Industrial Limited
Sun Ngai Spraying & Silk Print Company Limited

Account Receivable Financing	Interest: (i) 1.7% per annum over HIBOR for HKD bills or (ii) 1.7% per annum over LIBOR for USD bills or (iii) 1.7% per annum over Bank’s Cost of Funds for other currency bills, on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank.

Packing Loan	Interest: (i) 1.7% per annum over HIBOR for HKD bills or (ii) 1.7% per annum over LIBOR for USD bills or (iii) 1.7% per annum over Bank’s Cost of Funds for other currency bills, on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank.

Please signify your understanding and acceptance of this supplemental facility letter by signing the duplicate copy of this letter by a director or any authorised signatory on your behalf and returning it to the Bank the attention of Mr. XXXXXXXX (“Designated Relationship Manager”), within one month from the date of this letter, otherwise the offer in this letter will lapse at the discretion of the Bank.

We enclose a set of documents which should also be completed and returned to the Bank. If you have any queries, please contact our Designated Relationship Manager whose telephone number is XXXXXXXX.

We are pleased to be of service to you.

Signed for and on behalf of
DBS Bank (Hong Kong) Limited
by:

(Signed)
Authorised Signature

FN/dw

Encl.

2

Broadway Industrial Holdings Limited	Our Ref: XXXXXXXXXXXXXXXXXXXXXX
Sun Line Industrial Limited
Sun Ngai Spraying & Silk Print Company Limited

We understand that this supplemental facility letter forms an integral part of the Existing Facility Letter, and we hereby confirm our understanding and acceptance of all the terms and conditions set out in this supplemental facility letter and our agreement to be bound by them.

Signed for and on behalf of
Broadway Industrial Holdings Limited

(Signed by SZE-TO Kin Sun
and NING Ho Leung)
Authorised Signature

Signed for and on behalf of
Sun Line Industrial Limited

(Signed by SZE-TO Kin Sun
and NING Ho Leung)
Authorised Signature

Signed for and on behalf of
Sun Ngai Spraying & Silk Print Company Limited

(Signed by SZE-TO Kin Sun
and NING Ho Leung)
Authorised Signature

Signature of Witness:

(Signed)
Name of Witness:
Hong Kong Identification / Passport No:

3

Date: 25 August 2009

Our ref: XXXXXXXXXXXXXXXXXXXXXX

Sun Line Industrial Limited

Sun Ngai Spraying & Silk Print Company Limited

Broadway Industrial Holdings Limited

Unit 2101, 21st Floor

Aitken Vanson Centre

61 Hoi Yuen Road

Kwun Tong, Kowloon

Attention: Mr. Ning Ho Leung

Dear Sirs,

BANKING FACILITIES

DBS Bank (Hong Kong) Limited (the "Bank", which expression shall include its successors and assigns) is pleased to advise that it is prepared to consider making available or continuing to make available the banking facilities detailed below (the "Facilities") to the Borrowers described below, subject to the provisions of this facility letter and the attached "Terms and Conditions Governing Banking Facilities and Services".

A.	BORROWERS:

Sun Line Industrial Limited

Sun Ngai Spraying & Silk Print Company Limited

Broadway Industrial Holdings Limited

B.	FACILITY LIMITS:

Type(s) of Facility		Facility Limit(s)	Designated Borrower(s) and Sub-limit(s), if applicable

1.	Overdraft	HKD100,000.-	Sun Line Industrial Limited

2.	Revolving Term Loan	HKD15,000,000.-	Sun Line Industrial Limited Sun Ngai Spraying & Silk Print Company Limited Broadway Industrial Holdings Limited

3.	Letter of Credit	HKD40,000,000.-	Sun Line Industrial Limited Sun Ngai Spraying & Silk Print Company Limited Broadway Industrial Holdings Limited

4.	Letter of Credit (Cargo Receipt)	HKD40,000,000.-	Sun Line Industrial Limited Sun Ngai Spraying & Silk Print Company Limited Broadway Industrial Holdings Limited

Sun Line Industrial Limited	Our Ref: XXXXXXXXXXXXXXXXXXXXXX
Sun Ngai Spraying & Silk Print Company Limited
Broadway Industrial Holdings Limited

5.	Back to Back Letter of Credit:	HKD40,000,000.-	Sun Line Industrial Limited Sun Ngai Spraying & Silk Print Company Limited Broadway Industrial Holdings Limited

6.	Trust Receipt	HKD40,000,000.-	Sun Line Industrial Limited Sun Ngai Spraying & Silk Print Company Limited Broadway Industrial Holdings Limited

7.	Account Payable Financing	HKD40,000,000.-	Sun Line Industrial Limited Sun Ngai Spraying & Silk Print Company Limited Broadway Industrial Holdings Limited

8.	Account Receivable Financing	HKD40,000,000.-	Sun Line Industrial Limited Sun Ngai Spraying & Silk Print Company Limited Broadway Industrial Holdings Limited

9.	Packing Loan	HKD40,000,000.-	Sun Line Industrial Limited Sun Ngai Spraying & Silk Print Company Limited Broadway Industrial Holdings Limited

10.	Lease Facility (I) (Outstanding Amount) (Agreement No. XXXXXXXX)	HKD188,460.-	Broadway Industrial Holdings Limited

11.	Lease Facility (II) (Outstanding Amount) (Agreement No. XXXXXXXX)	HKD1,704,297.-	Broadway Industrial Holdings Limited

12.	Lease Facility (III) (Outstanding Amount) (Agreement No. XXXXXXXX)	HKD982,242.-	Broadway Industrial Holdings Limited

13.	Lease Facility (IV) (Outstanding Amount) (Agreement No. XXXXXXXX)	HKD204,970.-	Broadway Industrial Holdings Limited

14.	Lease Facility (V) (Outstanding Amount) (Agreement No. XXXXXXXX)	HKD481,120.-	Broadway Industrial Holdings Limited

2

Sun Line Industrial Limited	Our Ref: XXXXXXXXXXXXXXXXXXXXXX
Sun Ngai Spraying & Silk Print Company Limited
Broadway Industrial Holdings Limited

Important Condition(s) Governing Facility Limits:-

•	The aggregate outstanding of Facilities 2 to 9 shall not at any time exceed HKD40,000,000.-.
•	Sub-limit(s), if stipulated in the above table, demonstrate the facility Iimit(s) made available for the corresponding Designated Borrower(s).
•	The aggregate amount outstanding from all the Designated Borrower(s) under a particular Facility shall not at any time exceed the Facility Limit of that Facility.

C.	PRICING AND CONDITIONS:

Unless otherwise provided herein, interest and commission(s) on the Facilities will be charged at the Bank’s standard rate that may be varied from time to time at the Bank’s discretion.

Overdraft	Interest: Prime Rate on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank.

Revolving Term Loan	Drawdown: In a minimum amount of HKD1,000,000.- and in integral multiples of HKD500,000.- for a period of 1 month to 3 months as may be approved by the Bank. Unless otherwise agreed by the Bank, drawdown notice shall be delivered to the Bank at or before 10:00 a.m. on the proposed drawdown date.

Interest: HIBOR plus 2% per annum (as calculated by the Bank), on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank, payable at the maturity of each advance.

Repayment: Each advance shall be repayable on the maturity date of that advance. Subject to the discretion of the Bank, any amount repaid will be allowed for re-borrowing.

Letter of Credit ("L/C")	Maximum Tenor: 6 months at sight or usance up to 90 days.

Letter of Credit (Cargo Receipt)	L/C Opening Commission
	1st USD50,000.-	1/8%
	Balance	1/16%

Back to Back Letter of Credit	Maximum Tenor: 6 months

Terms and conditions of the master letter of credit must be acceptable to the Bank, must be strictly complied with and not varied or waived without the Bank's prior written consent.

L/C Opening Commission
	1st USD50,000.-	1/8%
	Balance	1/16%

3

Sun Line Industrial Limited	Our Ref: XXXXXXXXXXXXXXXXXXXXXX
Sun Ngai Spraying & Silk Print Company Limited
Broadway Industrial Holdings Limited

Trust Receipt (“T/R”)	Maximum Tenor: 90 days.

Maximum Tenor (T/R plus Acceptance'): 90 days.

Interest: (i) 1.2% per annum over HIBOR for HKD bills or (ii) 1.2% per annum over LIBOR for USD bills or (iii) 1.2% per annum over Bank’s Cost of Funds for other currency bills, on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank.

Account Payable Financing	Financing percentage: 100% of invoice value against original or copy of supplier’s invoice duly certified as a true copy by the Borrower.

Maximum Tenor: 90 days from the date of drawdown, the invoice date or statement date should be within 120 days from the drawdown date.

Interest: (i) 1.2% per annum over HIBOR for HKD bills or (ii) 1.2% per annum over LIBOR for USD bills or (iii) 1.2% per annum over Bank’s Cost of Funds for other currency bills, on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank.

Account Payable Financing Commission
Waived

Account Receivable Financing	Financing percentage: 80% of the value of export invoice drawn on buyers approved by the Bank.

Maximum Tenor: 90 days.

Presentation of the following documents, each in a form acceptable to the Bank, are required:
	1)	a certified copy of invoice addressed to buyers approved by the Bank.
	2)	Documents evidencing the delivery of the relevant goods up to the satisfaction of the Bank.
	3)	a payment instruction to the approved buyers that sales proceeds must be made to the Borrower’s account maintained with the Bank.

Interest: (i) 1.2% per annum over HIBOR for HKD bills or (ii) 1.2% per annum over LIBOR for USD bills or (iii) 1.2% per annum over Bank’s Cost of Funds for other currency bills, on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank.

4

Sun Line Industrial Limited	Our Ref: XXXXXXXXXXXXXXXXXXXXXX
Sun Ngai Spraying & Silk Print Company Limited
Broadway Industrial Holdings Limited

Packing Loan	Financing percentage: 70% against export letters of credit deposited with the Bank.

Maximum Tenor: 90 days or expiry date of the related letter of credit, whichever is earlier.

Interest: (i) 1.2% per annum over HIBOR for HKD bills or (ii) 1.2% per annum over LIBOR for USD bills or (iii) 1.2% per annum over Bank's Cost of Funds for other currency bills, on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank.

Repayment: The Loan will be repayable from the proceeds on negotiation of the related export bills.

Lease Facility (I) (Agreement No. XXXXXXXX)	Interest: Payable at the flat rate of 2.85% per annum calculated on a monthly basis or such other periodic basis as the Bank shall determine in its absolute discretion, on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank,

Repayment: Repayable, together with accrued interest, by 25 monthly installments.

Full and Partial Prepayment allowed subject to:
• one month prior written notice;
• prepayment made on interest payment date;
• handling fee of 3% charged on amount of partial or full prepayment.

Lease Facility (II) (Agreement No. XXXXXXXX)	Interest: Payable at the flat rate of 2.85% per annum calculated on a monthly basis or such other periodic basis as the Bank shall determine in its absolute discretion, on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank.

Repayment: Repayable, together with accrued interest, by 26 monthly installments.

Full and Partial Prepayment allowed subject to:
• one month prior written notice;
• prepayment made on interest payment date;
• handling fee of 3% charged on amount of partial or full prepayment.

Lease Facility (III) (Agreement No. XXXXXXXX)	Interest: Payable at the flat rate of 2.95% per annum calculated on a monthly basis or such other periodic basis as the Bank shall determine in its absolute discretion, on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank.

5

Sun Line Industrial Limited	Our Ref: XXXXXXXXXXXXXXXXXXXXXX
Sun Ngai Spraying & Silk Print Company Limited
Broadway Industrial Holdings Limited

Repayment: Repayable, together with accrued interest, by 14 monthly installments.

Full and Partial Prepayment allowed subject to:
• one month prior written notice;
• prepayment made on interest payment date;
• handling fee of 3% charged on amount of partial or full prepayment.

Lease Facility (IV) (Agreement No. XXXXXXXX)	Financing percentage: To finance the purchase price of the machinery at a percentage determined by the Bank.

Interest: Payable at the flat rate of 2.95% per annum calculated on a monthly basis or such other periodic basis as the Bank shall determine in its absolute discretion, on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank.

Repayment: Repayable, together with accrued interest, by 10 monthly installments.

Full and Partial Prepayment allowed subject to:
• one month prior written notice;
• prepayment made on interest payment date;
• handling fee of 3% charged on amount of partial or full prepayment.

Lease Facility (V) (Agreement No. XXXXXXXX)	Financing percentage: To finance the purchase price of the machinery at a percentage determined by the Bank.

Interest: Payable at the flat rate of 2.95% per annum calculated on a monthly basis or such other periodic basis as the Bank shall determine in its absolute discretion, on the outstanding amount from drawdown until repayment in full, as conclusively calculated by the Bank.

Repayment: Repayable, together with accrued interest, by 9 monthly installments.

Full and Partial Prepayment allowed subject to:
• one month prior written notice;
• prepayment made on interest payment date;
• handling fee of 3% charged on amount of partial or full prepayment.

6

Sun Line Industrial Limited	Our Ref: XXXXXXXXXXXXXXXXXXXXXX
Sun Ngai Spraying & Silk Print Company Limited
Broadway Industrial Holdings Limited

Commission of Trade Facilities:	Commission in Lieu of Exchange/ HKD Bills Commission
	1st USD50,000.-	1/8%
	Balance	1/16%

Review Fee of Facilities:	HKD5,000.- will be debited to the account of Sun Line Industrial Limited.

D.	SECURITY AND CONDITIONS PRECEDENT:

Unless otherwise approved by the Bank, the Facilities will be made available or continue to be made available to the Borrowers provided that the Bank has received each of the following, in a form and substance satisfactory to the Bank:

1.	This letter duly executed by each of the Borrowers.

2.	General Commercial Agreement duly executed by each of the Borrowers.

3.	Guarantee and Indemnity for HKD50,197,000.- plus interest and other charges duly executed by Plastec International Holdings Limited (a company incorporated in British Virgin Islands) for the account of the Borrowers.

4.	Guarantee and Indemnity for HKD50,197,000.- plus interest and other charges duly executed by Szeto Kin Sun for the account of the Borrowers.

Note:	The above Guarantee and Indemnity (Item 4) will be released upon the successful public listing of Plastec International Holdings Limited (a company incorporated in British Virgin Islands) on the Main Board of Stock Exchange of Hong Kong Limited or other overseas markets provided that (1) the actual listing prospectus of Plastec International Holdings Limited (a company incorporated in British Virgin Islands) contains no material information, which in the opinion of the Bank would adversely affect the Bank's position as a lender and (2) a Guarantee and Indemnity duly executed by Plastec International Holdings Limited (a company incorporated in British Virgin Islands).

5.	Evidence on acceptance of appointment as process agent for Plastec International Holdings Limited in respect of service of legal process under the documents to which it is a party.

6.	Letter of Undertaking duly executed by Plastec International Holdings Limited covenanting that it will maintain a total equity at not less than HKD200,000,000.- as at audited financial year 30 April 2009 and its gearing not to be higher than 1.25x.

7.	All documents and/or other requirements for complying with Customer Acceptance Policies or similar requirements imposed by governing authorities and/or the Bank.

8.	Original or Certified copies of all necessary consents, approvals and other authorizations (including but not limited to those required by relevant governing authorities and /or the resolutions of the directors and shareholders of the Borrowers and/or any security provider(s)) in connection with the execution, delivery, performance and enforcement of this letter and all other documents mentioned above, if applicable.

7

Sun Line Industrial Limited	Our Ref: XXXXXXXXXXXXXXXXXXXXXX
Sun Ngai Spraying & Silk Print Company Limited
Broadway Industrial Holdings Limited

9.	Original or Certified copies of all necessary registrations and filings as may be required by relevant governing authorities in connection with the execution, delivery, performance and enforcement of this letter and all other documents mentioned above, if applicable.

10.	Such other documents, items or evidence that the Bank may request from time to time.

E.	COVENANTS AND UNDERTAKINGS:

The Borrowers undertake to the Bank that it will;

•	ensure that all consents, licences, approvals, registrations and filings (as appropriate) in connection with the Facilities, guarantee or securities as may be provided in relation to the Facilities granted hereunder are duly obtained, completed and will remain in full effect throughout the period when there is outstanding under the Facilities.

•	promptly submit to the Bank:
a)	a certified copy of the audited (and, as appropriate, consolidated) financial statements of the each of Borrowers and all corporate security provider(s), if applicable, as soon as they are available, but in any event within 10 months after the end of the financial year end and at any other time requested by the Bank;
b)	with reasonable promptness, details of any litigation, arbitration or administrative proceeding current or, to its knowledge, threatened or commenced against it; and
c)	other information that the Bank may request from time to time.

•	immediately inform the Bank of:
a)	any change of the directors or beneficial shareholders of any of the Borrowers (except where the relevant Borrower is a listed company) or amendment to the memorandum or articles of association or equivalent constitutional documents of any of the Borrowers.
b)	any substantial change to the general nature of the existing business of any of the Borrowers.
c)	any factor which may inhibit, impair or delay performance by any of the Borrowers or the security provider(s), if any, of the obligations under any loan and security documents to which they are a party.
d)	the failure to continue to obtain consents, licences, approvals, registrations and filings (as appropriate) in connection with the granting of the Facilities and/or the provision of securities (including without limitation guarantee(s)) in relation to the Facilities granted hereunder throughout the period when there is outstanding under the Facilities.

F.	OTHER TERMS AND CONDITIONS

The Facilities will be made available to the Designated Borrower(s) specified above corresponding to the relevant Facilities. Utilization of each Facility must not exceed the relevant limit of such Facility stipulated above. If any part of a Facility is utilized by a Borrower, the Bank has no duty to inform the other Borrower(s) of such utilization.

8

Sun Line Industrial Limited	Our Ref: XXXXXXXXXXXXXXXXXXXXXX
Sun Ngai Spraying & Silk Print Company Limited
Broadway Industrial Holdings Limited

Notwithstanding anything contained in this letter, the obligations of the Borrowers arc joint and several. Any demand for payment on any one or more of the Borrowers shall be treated as a valid demand on all Borrowers. The Bank may release or discharge any one or more of the Borrowers from the liability under this letter or compound with, accept compositions from or make any other arrangement with any of such Borrower(s) without, in consequence, releasing or discharging or otherwise prejudicing or affecting its rights and remedies against any other Borrower(s). This letter shall not be affected by the death, incapacity or dissolution of any of the Borrowers. The fact that any of the Borrower is not, or ceases to be, bound by the provisions of this letter (for whatever reason) shall not discharge the other Borrower(s) who shall be and continue to be bound by this letter.

The Facilities are available at the sole discretion of the Bank and are in all respects uncommitted. The Bank may at any time immediately modify, terminate, cancel or suspend the Facilities or any part of it, or otherwise vary the Facilities or any part of it, without the consent of the Borrowers or any other person. Unless the changes are not within the Bank’s control, the Bank shall give reasonable notice to the Borrowers for any variation to the Facilities affecting the interest, fees and charges and the liabilities or obligations of the Borrowers, and such variation shall take effect after the expiration of such notice which may be given by the Bank by such means as the Bank may at its discretion see fit.

Notwithstanding any provisions stated in this letter, the Facilities are repayable on demand by the Bank. The Bank has the overriding right at any time to require immediate payment of all principal, interest, fees and other amounts outstanding under this letter or any part thereof and/or to require cash collateralisation of all or any sums actually or contingently owing to it under the Facilities.

The "Terms and Conditions Governing Banking Facilities and Services" attached and/or referred to in this letter form an integral part of this letter and the Borrowers agree to observe and be bound by them.

This letter and the Facilities shall be governed by the laws of the Hong Kong Special Administrative Region and the parties hereto hereby submit to the non-exclusive jurisdiction of the Hong Kong Courts.

Please signify your understanding and acceptance of this offer by signing and returning to us the duplicate copy of this letter and provide each of the items under the section headed "Security And Conditions Precedent" above, for the attention of Mr. XXXXXXXX ("Designated Relationship Manager"), within one month from the date of this letter, otherwise the offer will lapse at the discretion of the Bank. When accepted, this letter will supersede the facility letter the Bank has sent to the Borrowers with reference number: XXXXXXXXXXXXXXXXXXXXXX and its supplemental facility letter(s), if any.

We enclose a set of documents which should also be completed and returned to us. If you have any queries, please contact the Designated Relationship Manager at telephone number XXXXXXXX

We are pleased to be of service to you.

Yours faithfully,
For and on behalf of
DBS Bank (Hong Kong) Limited

(Signed)
Authorized Signatories
FN/dw
Encl.

9

Sun Line Industrial Limited	Our Ref: XXXXXXXXXXXXXXXXXXXXXX
Sun Ngai Spraying & Silk Print Company Limited
Broadway Industrial Holdings Limited

We hereby confirm our understanding and acceptance of all the terms and conditions set out in (i) this letter and (ii) the "Terms and Conditions Governing Banking Facilities and Services" attached to this letter and our agreement to be bound by all of them.

Signed for and on behalf of
Sun Line Industrial Limited

(Signed by SZE-TO Kin Sun
and NING Ho Leung)
Authorized signor(s)

Signed for and on behalf of
Sun Ngai Spraying & Silk Print Company Limited

(Signed by SZE-TO Kin Sun
and NING Ho Leung)
Authorized signor(s)

Signed for and on behalf of
Broadway Industrial Holdings Limited

(Signed by SZE-TO Kin Sun
and NING Ho Leung)
Authorized signor(s)

Signature of Witness:

Name of Witness:
Hong Kong Identification / Passport No:

10